UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

☐    Preliminary Proxy Statement

Sonder Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11.

Your Vote Counts! SONDER HOLDINGS INC. 2024 Annual Meeting Vote by December 22, 2024 11:59 PM ET SONDER HOLDINGS INC. 447 SUTTER ST., SUITE 405 #542 SAN FRANCISCO, CALIFORNIA 94108 V59366-P20318 You invested in SONDER HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholder meeting to be held virtually on Monday, December 23, 2024 at 11:00 a.m., Eastern Time. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice of 2024 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* Monday, December 23, 2024 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SOND2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. The election of the following director nominees to serve on the Board of Directors of Sonder Holdings Inc. (the “Company”) as Class III directors until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. For All Nominees: 01) Sanjay Banker 02) Frits Dirk van Paasschen 03) Janice Sears 2. The amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized shares of capital stock as set forth in the proxy statement. For 3. The amendment of the Company’s 2021 Equity Incentive Plan to increase the number of shares of common stock available for the issuance of awards under the 2021 Equity Incentive Plan as set forth in the proxy statement. For 4. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V59367-P20318